UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 26, 2025

QUALIGEN THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37428	26-3474527
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5857 Owens Avenue, Suite 300, Carlsbad, California 92008
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code (760) 452-8111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock (par value $0.001 per share)	QLGN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02, Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 26, 2025, the Board of Directors (the “Board”) of Qualigen Therapeutics, Inc. (the “Company”) appointed Kevi Chen to serve as an independent member of the Board, effective immediately. As of the date of this Current Report on Form 8-K, Mr. Chen has not been appointed to any committees of the Board.

Kevin Chen, 47, Independent Director. Kevin Chen is currently Chief Economist and CIO of Horizon Financial. Board member of CurrenC Group (listed on Nasdaq), Australian Oilseeds Investments (listed on Nasdaq), Scage Future (EV truck company listed on Nasdaq), Capitan Investment Ltd. (listed on Toronto Stock Exchange). Former board member of Infint Acquisition Corporation (listed on the NYSE). Adjunct Associate Professor, New York University. A guest speaker at Harvard University, Fordham University, Pace University, and IESE Business School. Former member of the Adjunct Advisory Committee and former Interim Head of the Private Sector Concentration program of Ms. Global Affairs, New York University. Memeber of the Economic Club of New York. Life Member of the Council on Foreign Relations. Fellow of the Foreign Policy Association. Member of the Bretton Woods Committee. Member of the Economic Club of Miami. Editorial Advisory Board Member of the Global Commodity Applied Research Digest (GCARD) at JP Morgan Center for Commodities (JPMCC) at the University of Colorado Denver Business School. Co-Chair of the New York Finance Forum. He was Senior Portfolio Manager, Credit Agricole/Amundi Asset Management from Aug. 2008 to Oc. 2011. Director of Asset Allocation at Morgan Stanley August 2004 to August 2008. Manager at China Development Bank, September 1998 to August 2000. PhD in Finance from the Financial Asset Management Engineering Center at University of Lausanne, Switzerland at October 2004. Master’s degree in Finance, Center for Economic Research, Tilburg University in the Netherlands at August 2001. B.A. degree in Economics from the Renmin University of China in Beijing, China, July 1998.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUALIGEN THERAPEUTICS, INC.

Date: September 29, 2025	By:	/s/ Kevin A. Richardson II
Kevin A. Richardson II
Chief Executive Officer